CONSENT OF INDEPENDENT AUDITORS
                             -------------------------------


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-8 of our report dated February 16, 1996, relating to the financial statements of Fotoball USA, Inc. which are incorporated by reference in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                         /s/ HOLLANDER, GILBERT & CO.
                                         HOLLANDER, GILBERT & CO.



Los Angeles, California
May 21, 1996


































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